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                         Supplement dated July 27, 2000
                        to Prospectus dated May 1, 2000

                                       of

                            Global Equity Portfolio

                                  Portfolio of

                    The Universal Institutional Funds, Inc.
                                 P.O. Box 2798
                             Boston, Massachusetts
                                   02208-2798

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   The Prospectus is hereby amended and supplemented to reflect changes in the portfolio management of the Global Equity Portfolio (the "Portfolio"). Effective July 31, 2000, Richard Boon will no longer serve as a Portfolio Manager of the Portfolio. Frances Campion and Paul Boyne, who currently share primary responsibility with Mr. Boon, will continue to have primary responsibility for managing the assets of the Portfolio. Accordingly, effective July 31, 2000, the paragraph "PORTFOLIO MANAGERS" on page 4 is hereby deleted and replaced with the following:

Frances Campion, Managing Director and Paul Boyne, Principal
Frances Campion joined the MSAM Group in 1990 as a Global Equity Fund Manager. Her responsibilities include day-to-day management of the Global Equity product. Ms. Campion is a graduate of University College, Dublin. Paul Boyne joined the MSAM Group in 1993. Prior to joining the MSAM Group, he was a Chartered Accountant with Grant Thornton International in Dublin. Mr. Boyne is a graduate of University College, Dublin. Both portfolio managers are ultimately subject to the supervision of the Adviser's Investment Management Committee.

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